UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
February 17, 2009

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 17, 2009, BreitBurn Energy Partners L.P. (the “Partnership”) filed a Motion for Partial Summary Judgment  (the “Motion”) in the lawsuit that was instituted by Quicksilver Resources Inc. against the Partnership and other defendants in the District Court of Tarrant County, Texas 48th Judicial District.   A copy of the public version of the Motion is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Number	Description of Exhibits
99.1
Public version of BreitBurn Energy Partners L.P.’s Motion for Partial Summary Judgment filed on February 17, 2009 in the action captioned Quicksilver Resources Inc. v. BreitBurn Energy Partners L.P. et al, C.A. No. 048 233656 08, originally filed October 31, 2008.

*
The exhibits have been omitted from this filing pursuant to Item 601(b) (2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC,
its general partner

Dated: February 18, 2009	By:	/s/Gregory C. Brown
Gregory C. Brown
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description of Exhibits
99.1
Public version of BreitBurn Energy Partners L.P.’s Motion for Partial Summary Judgment filed on February 17, 2009 in the action captioned Quicksilver Resources Inc. v. BreitBurn Energy Partners L.P. et al, C.A. No. 048 233656 08, originally filed October 31, 2008.